Financial instruments - Fair values and risk management	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Financial instruments - Fair values and risk management	Financial instruments - Fair values and risk management
Accounting classifications and fair values
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value, such as trade and other receivables and payables.

	Carrying amount				Fair value
	Fair value - Hedging instruments	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2019
Financial assets measured at fair value
Forward exchange contracts (Note 16)	1,306	—	—	1,306	—	1,306	—	1,306
Interest rate swaps (Note 12)	5	—	—	5	—	5	—	5
Forward cap contracts (Note 12)	52	—	—	52	—	52	—	52
	1,363	—	—	1,363

Financial assets not measured at fair value
Non-current receivables (Note 10)	—	62,474	—	62,474	—	—	52,591	52,591
Lease receivables (Note 10)	—	8,609	—	8,609	—	9,961	—	9,961
Trade and other receivables * (Note 12)	—	286,447	—	286,447	—	—	—	—
Cash and cash equivalents (Note 13)	—	296,954	—	296,954	—	—	—	—
	—	654,484	—	654,484

Financial liabilities measured at fair value
Interest rate swaps (Note 18)	3,593	—	—	3,593	—	3,593	—	3,593
	3,593	—	—	3,593

Financial liabilities not measured at fair value
Secured bank loans (Note 16)	—	—	1,223,451	1,223,451	—	1,235,770	—	1,235,770
Unsecured bank loans (Note 16)	—	—	198,571	198,571	206,700	—	—	206,700
Other borrowings (Note 16)	—	—	247,213	247,213	—	247,213	—	247,213
Lease liabilities (Note 16)	—	—	75,624	75,624	—	70,074	—	70,074
Trade and other payables * (Note 18)	—	—	76,391	76,391	—	—	—	—
Advances received on contracts (Note 18)	—	—	414	414	—	—	—	—
		—	1,821,664	1,821,664

	Carrying amount				Fair value
	Fair value - Hedging instruments	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2020
Financial assets measured at fair value
Forward exchange contracts (Note 16)	1,246	—	—	1,246	—	1,246	—	1,246
Interest rate swaps (Note 10)	2	—	—	2	—	2	—	2
Cap contracts (Note 12)	15	—	—	15	—	15	—	15
	1,262	—	—	1,262

Financial assets not measured at fair value
Non-current receivables (Note 10)	—	48,371	—	48,371	—	—	44,512	44,512
Lease receivables (Note 10)	—	6,681	—	6,681	—	7,925	—	7,925
Trade and other receivables * (Note 12)	—	191,633	—	191,633	—	—	—	—
Cash and cash equivalents (Note 13)	—	161,478	—	161,478	—	—	—	—
	—	408,163	—	408,163

Financial liabilities measured at fair value
Interest rate swaps (Note 18)	6,385	—	—	6,385	—	6,385	—	6,385
	6,385	—	—	6,385

Financial liabilities not measured at fair value
Secured bank loans (Note 16)	—	—	856,860	856,860	—	864,848	—	864,848
Unsecured other notes (Note 16)	—	—	198,279	198,279	207,099	—	—	207,099
Other borrowings (Note 16)	—	—	151,353	151,353	—	151,353	—	151,353
Lease liabilities (Note 16)	—	—	66,921	66,921	—	62,387	—	62,387
Trade and other payables * (Note 18)	—	—	71,958	71,958	—	—	—	—
Advances received on contracts (Note 18)	—	—	508	508	—	—	—	—
	—	—	1,345,879	1,345,879

* Deferred charges, deferred fulfillment costs and VAT receivables (included in other receivables) (see Note 12), deferred income and VAT payables (included in other payables) (see Note 18), which are not financial assets (liabilities) are not included.
Measurement of fair values
Valuation techniques and significant unobservable inputs
Level 1 fair value was determined based on the actual trading of the unsecured notes, due in 2022, and the trading price on December 31, 2020. The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs used.

Financial instruments measured at fair value

Type	Valuation Techniques	Significant unobservable inputs

Forward exchange contracts
Forward pricing: the fair value is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curve in the respective currencies.
Not applicable

Interest rate swaps
Swap models: the fair value is calculated as the present value of the estimated future cash flows. Estimates of future floating-rate cash flows are based on quoted swap rates, futures prices and interbank borrowing rates.
Not applicable

Forward cap contracts
Fair values for both the derivative and the hypothetical derivative will be determined based on a software used to calculate the net present value of the expected cash flows using LIBOR rate curves, futures and basis spreads.
Not applicable

Financial instruments not measured at fair value

Type	Valuation Techniques	Significant unobservable inputs
Non-current receivables (consisting primarily of shareholders' loans)	Discounted cash flow	Discount rate and forecasted cash flows
Lease receivables	Discounted cash flow	Discount rate
Other financial liabilities (consisting of secured and unsecured bank loans and lease liabilities)	Discounted cash flow	Discount rate
Other financial notes (consisting of unsecured notes)	List price	Not applicable
Transfers between Level 1, 2 and 3
There were no transfers between these levels in 2019 and 2020.
Financial risk management
In the course of its normal business, the Group is exposed to the following risks:
•Credit risk
•Liquidity risk
•Market risk (Tanker market risk, interest rate risk, currency risk and commodity risk)
The Company's Supervisory Board has overall responsibility for the establishment and oversight of the Group's risk management framework. The Supervisory Board has established the Audit and Risk Committee, which is responsible for developing and monitoring the Group's risk management policies. The Committee reports regularly to the Supervisory Board on its activities.
The Group's risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Group's Audit and Risk Committee oversees how management monitors compliance with the Group's risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group's Audit and Risk Committee is assisted in its oversight role by internal audit. Internal audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit and Risk Committee.
Credit risk
Trade and other receivables
The Group has a formal credit policy. Credit evaluations - when necessary - are performed on an ongoing basis. At the balance sheet date there were no significant concentrations of credit risk. All trade and other receivables were with oil majors within the same industry but with a geographic spread and a different business focus. Based on past experience, and considering any forward-looking factors, there was only a small impact on doubtful amounts year-end. Based on individual analyses, provisions for doubtful debtors increased compared to 2019. In particular, the one client representing 6% of the Tankers segment's total revenue in 2020 (see Note 2) only represented 0.03% of the total trade and other receivables at December 31, 2020 (2019: one client representing 3.82%). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The ageing of current trade and other receivables is as follows:

(in thousands of USD)	2020	2019
Not past due	183,138	246,422
Past due 0-30 days	9,961	35,036
Past due 31-365 days	16,253	21,020
More than one year	5,127	6,509
Total trade and other receivables	214,479	308,987
Past due amounts are not credit impaired as collection is still considered to be likely and management is confident the outstanding amounts can be recovered. As at December 31, 2020 46.27% (2019: 47.45%) of the total current trade and other receivables relate to TI Pool. TI Pool is paid after completion of the voyages which only deals with oil majors, national oil companies and other actors of the oil industry whose credit worthiness historically has been high. Amounts not past due are also with customers with high credit worthiness and are therefore not credit impaired.
Non-current receivables
Non-current receivables mainly consist of shareholder's loans to joint ventures (see Note 10). As at December 31, 2020 and December 31, 2019, these receivables had no maturity date, except for the shareholder loans to Bari Shipholding Ltd. which has a maturity date in 2024, and was not credit impaired as there is no credit risk exposure for the Group.
Cash and cash equivalents
The Group held cash and cash equivalents of $161.5 million at December 31, 2020 (2019: $297.0 million). The cash and cash equivalents are held with bank and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P (see Note 13).
Derivatives
Derivatives are entered into with banks and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P.
Guarantees
The Group's policy is to provide financial guarantees only for subsidiaries and joint ventures. At December 31, 2018, the Group has issued a guarantee to certain banks in respect of the new credit facilities entered into 2018 which were granted to 2 joint ventures (see Note 26). At December 31, 2020, these guarantees towards joint ventures were still outstanding but have not been called upon. At December 30, 2019, the Group issued a guarantee to the buyer of the three VLCCs in relation to the sale and leaseback transaction (see Note 16) whereby the VLCCs were leased back in a subsidiary under a 54-months bareboat contract.
Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation. The sources of financing are diversified and the bulk of the loans are irrevocable, long-term and maturities are spread over different years.
The following are the remaining contractual maturities of financial liabilities:

	Contractual cash flows December 31, 2019
(in thousands of USD)	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 16)	1,422,022	1,697,327	110,720	905,302	681,305
Other borrowings (Note 16)	247,213	268,661	145,640	123,021	—
Lease liabilities (Note 16)	75,624	79,873	35,525	42,667	1,681
Current trade and other payables * (Note 18)	76,589	76,589	76,589	—	—
	1,821,448	2,122,450	368,474	1,070,990	682,986

Derivative financial liabilities
Interest rate swaps (Note 18)	3,593	3,300	758	2,432	110
Forward exchange contracts (Note 18)	—	—	—	—	—
	3,593	3,300	758	2,432	110

	Contractual cash flows December 31, 2020
	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 16)	1,055,139	1,191,925	55,079	474,687	662,159
Other borrowings (Note 16)	151,353	180,865	61,320	119,545	—
Lease liabilities (Note 16)	66,921	70,245	47,976	22,150	119
Current trade and other payables * (Note 18)	71,958	71,958	71,958	—	—
	1,345,371	1,514,993	236,333	616,382	662,278

Derivative financial liabilities
Interest rate swaps (Note 18)	6,385	8,601	2,194	6,406	—
Forward exchange contracts (Note 18)	—	—	—	—	—
	6,385	8,601	2,194	6,406	—
* Deferred income and VAT payables (included in other payables) (see Note 18), which are not financial liabilities, are not included.
The Group has secured bank loans that contain loan covenants. A future breach of covenant may require the Group to repay the loan earlier than indicated in the above table. For more details on these covenants, please see "capital management" below.
The interest payments on variable interest rate loans in the table above reflect market forward interest rates at the reporting date and these amounts may change as market interest rates change. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than stated above.
Market risk
Managing interest rate benchmark reform and associated risks
Overview

A fundamental reform of major interest rate benchmarks is being undertaken globally, including the replacement of some interbank offered rates (IBORs) with alternative nearly risk-free rates (referred to as ‘IBOR reform’). The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives. There is uncertainty over the timing and the methods of transition in some jurisdictions that the Group operates in. The Group anticipates that IBOR reform will impact its risk management and hedge accounting. The Audit and Risk Committee monitors the Group’s transition to alternative rates.
Derivatives
The Group holds interest rate swaps for risk management purposes which are designated in cash flow hedging relationships. The interest rate swaps have floating legs that are indexed to USD LIBOR.
Hedge Accounting
The Group has evaluated the extent to which its cash flow hedging relationships are subject to uncertainty driven by IBOR reform as at 31 December 2020. The Group’s hedged items and hedging instruments continue to be indexed to USD LIBOR. These benchmark rates are quoted each day and the IBOR cash flows are exchanged with counterparties as usual.
However, the Group’s USD LIBOR cash flow hedging relationships extend beyond the anticipated cessation date for USD LIBOR. The Group expects that LIBOR will be discontinued after the end of 2021. However, there is uncertainty about when and how replacement may occur with respect to the relevant hedged items and hedging instruments. Such uncertainty may impact the hedging relationship. The Group applies the amendments to IFRS 9 issued in September 2019 to those hedging relationships directly affected by IBOR reform. Hedging relationships impacted by IBOR reform may experience ineffectiveness attributable to market participants’ expectations of when the shift from the existing IBOR benchmark rate to an alternative benchmark interest rate will occur. This transition may occur at different times for the hedged item and hedging instrument, which may lead to hedge ineffectiveness. The Group has measured its hedging instruments indexed to USD LIBOR using available quoted market rates for LIBOR-based instruments of the same tenor and similar maturity and has measured the cumulative change in the present value of hedged cash flows attributable to changes in USD LIBOR on a similar basis.
The Group's exposure to USD LIBOR designated in hedging relationships is $270.1 million nominal amount at 31 December 2020 (see Note 14), representing the nominal amount of the hedging caps and interest rate swaps maturing in 2022 and 2025, respectively.

Tanker market risk
The spot tanker freight market is a highly volatile global market and the Group predicting what the market will be, involves significant uncertainty. The Group has a strategy of operating the majority of its fleet on the spot market but tries to keep a certain part of the fleet under fixed time charter contracts. The proportion of vessels operated on the spot will vary according to the many factors affecting both the spot and fixed time charter contract markets.
Every increase (decrease) of $1,000 on the spot tanker freight market (VLCC and Suezmax) per day would have increased (decreased) profit or loss by the amounts shown below:

(effect in thousands of USD)	2020		2019		2018
	Profit or loss		Profit or loss		Profit or loss
	1,000 USD	1,000 USD	1,000 USD	1,000 USD	1,000 USD	1,000 USD
	Increase	Decrease	Increase	Decrease	Increase	Decrease
	19,638	(19,638)	22,601	(22,581)	19,332	(19,323)
Interest rate risk
Euronav interest rate management general policy is to borrow at floating interest rates based on LIBOR plus a margin. The Euronav Corporate Treasury Department monitors the Group's interest rate exposure on a regular basis. From time to time and under the responsibility of the Chief Financial Officer, different strategies to reduce the risk associated with fluctuations in interest rates can be proposed to the Board of Directors for their approval. The Group hedges part of its exposure to changes in interest rates on borrowings. All borrowings contracted for the financing of vessels are on the basis of a floating interest rate, increased by a margin. On a regular basis the Group may use interest rate related derivatives (interest rate swaps, caps and floors) to achieve an appropriate mix of fixed and floating rate exposure as defined by the Group. On December 31, 2020 and December 31, 2019, the Group had such instruments in place and approximately 48% of the floating interest rates have been hedged.

The Group determines the existence of an economic relationship between the hedging instrument and hedged item based on the reference interest rates, tenors, repricing dates and maturities and the notional or par amounts. If a hedging relationship is directly affected by uncertainty arising from IBOR reform, then the Group assumes for this purpose that the benchmark interest rate is not altered as a result of interest rate benchmark reform.

Hedging relationships that are impacted by IBOR reform may experience ineffectiveness because of timing mismatch between the hedged item and the hedging instrument regarding IBOR transition. For further details, see 'Managing interest rate benchmark reform and associated risks' above.
At the reporting date the interest rate profile of the Group's interest-bearing financial instruments was:

(in thousands of USD)	2020	2019
FIXED RATE INSTRUMENTS
Financial assets	17,271	37,163
Financial liabilities	377,899	398,620
	395,170	435,783

VARIABLE RATE INSTRUMENTS
Financial liabilities	895,514	1,346,239
	895,514	1,346,239
Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss nor equity as of that date.
Cash flow sensitivity analysis for variable rate instruments
A change of 50 basis points in interest rates at the reporting date would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	Profit or Loss		Equity
	50 BP	50 BP	50 BP	50 BP
(effect in thousands of USD)	Increase	Decrease	Increase	Decrease
December 31, 2018
Variable rate instruments	(4,238)	4,238	—	—
Interest rate swaps	—	—	6,201	(6,116)
Cash Flow Sensitivity (Net)	(4,238)	4,238	6,201	(6,116)

December 31, 2019
Variable rate instruments	(6,195)	6,195	—	—
Interest rate swaps	—	—	1,553	(1,433)
Cash Flow Sensitivity (Net)	(6,195)	6,195	1,553.2	(1,433)

December 31, 2020
Variable rate instruments	(3,819)	2,484	—	—
Interest rate swaps	—	—	5,542	(5,343)
Cash Flow Sensitivity (Net)	(3,819)	2,484	5,542	(5,343)

Currency risk
The Group policy is to monitor its material non-functional currency transaction exposure so as to allow for natural coverage (revenues in the same currency than the expenses) whenever possible. When natural coverage is not deemed reasonably possible (for example for long term commitments), the Company manages its material non-functional currency transaction exposure on a case-by-case basis, either by entering into spot foreign currency transactions, foreign exchange forward, swap or option contracts.

The Group’s exposure to currency risk is related to its operating expenses expressed in Euros and to Treasury Notes denominated in Euros. In 2020 about 14.4% (2019: 12.5% and 2018: 12.9%) of the Group's total operating expenses were incurred in Euros. Revenue and borrowings are expressed in USD only, except for instruments issued under the Treasury Notes Program (Note 16).

(in thousands of USD)	December 31, 2020		December 31, 2019		December 31, 2018
	EUR	USD	EUR	USD	EUR	USD
Trade payables	(5,662)	(21,564)	(4,002)	(18,735)	(6,311)	(9,955)
Operating expenses	(105,172)	(624,096)	(95,278)	(666,469)	(89,761)	(608,754)
Treasury Notes	(38,654)	—	(122,788)	—	(60,342)	—
For the average and closing rates applied during the year, we refer to Note 27.
Sensitivity analysis
A 10 percent strengthening of the EUR against the USD at December 31, would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

(in thousands of USD)	2020	2019	2018
Equity	735	437	491
Profit or loss	(10,412)	(9,952)	(7,888)
A 10 percent weakening of the EUR against the USD at December 31, would have had the equal but opposite effect to the amounts shown above, on the basis that all the other variables remain constant.
Cash flow hedges
At December 31, 2020, the Group held the following instruments to hedge exposures to changes in interest rates.

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(10,855)	(10,942)	(81,803)
Average fixed interest rate	2.96%	2.96%	2.96%

At December 31, 2019, the Group held the following instruments to hedge exposures to changes in interest rates.

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(23,469)	(23,261)	(176,598)
Average fixed interest rate	1.99%	2.00%	2.96%

At December 31, 2020 and December 31, 2019, the Group had 2 interest cap options with a notional amount of $200.0 million starting on October 1, 2020.

The amounts at the reporting date relating to items designated as hedged items were as follows.

	December 31, 2020		December 31, 2019
(in thousands of USD)	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve

Interest rate risk
Variable-rate instruments	2,989	(6,385)	1,205	(3,396)
Cap option	(116)	(1,071)	680	(1,187)

The amounts relating to items designated as hedging instruments and hedge ineffectiveness were as follows.

	2020				During the period 2020
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	70,143	2	6,385	Trade and other receivables, non-current and current other payables	(2,989)	(108)	Finance expenses
Cap options	200,000	15	—	Trade and other receivables	116	—	Finance expenses

	2019				During the period 2019
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	506,603	5	3,593	Trade and other receivables, non-current and current other payables	(1,205)	(4,943)	Finance expenses
Forward cap options	200,000	52	—	Trade and other receivables	(680)	—	Finance expenses

During 2020, no amounts were reclassified from hedging reserve to profit or loss. During 2019, $4.9 million was reclassified from hedging reserve to profit or loss.

The following table provides a reconciliation by risk category of components of equity and analysis of OCI items, net of tax, resulting from cash flow hedge accounting.

(in thousands of USD)	Hedging reserve

Balance at January 1, 2020	(4,583)
Cash flow hedges
Change in fair value interest rate risk	(2,873)
Balance at December 31, 2020	(7,456)

Balance at January 1, 2019	(2,698)
Cash flow hedges
Change in fair value interest rate risk	(1,885)
Balance at December 31, 2019	(4,583)

Master netting or similar agreements
The Group enters into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owned by each counterparty on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other.
Capital management
Euronav is continuously seeking to optimize its capital structure (mix between debt and equity). The main objective is to maximize shareholder value while keeping the desired financial flexibility to execute the strategic projects. Some of the Group's other key drivers when making capital structure decisions are pay-out restrictions and the maintenance of the strong financial health of the Group. Besides the statutory minimum equity funding requirements that apply to the Group's subsidiaries in the various countries, the Group is also subject to covenants in relation to some of its senior secured credit facilities:
•an amount of current assets that, on a consolidated basis, exceeds current liabilities. Current assets may include undrawn amounts of any committed revolving credit facilities and credit lines having a maturity of more than one year;
•an aggregate amount of cash, cash equivalents and available aggregate undrawn amounts of any committed loan of at least $50.0 million or 5% of the Group's total indebtedness (excluding guarantees), depending on the applicable loan facility, whichever is greater;
•an amount of cash of at least $30.0 million; and
•a ratio of Stockholders' Equity to Total Assets of at least 30%
Further, the Group's loan facilities generally include an asset protection clause whereby the fair market value of collateral vessels should be at least 125% of the aggregate principal amount outstanding under the respective loan.
The credit facilities discussed above also contain restrictions and undertakings which may limit the Group and the Group's subsidiaries' ability to, among other things:
•effect changes in management of the Group's vessels;
•transfer or sell or otherwise dispose of all or a substantial portion of the Group's assets;
•declare and pay dividends (with respect to each of the Group's joint ventures, other than Seven Seas Shipping Limited, no dividend may be distributed before its loan agreement, as applicable, is repaid in full); and
•incur additional indebtedness.
A violation of any of these financial covenants or operating restrictions contained in the credit facilities may constitute an event of default under these credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by the Group's lenders, provides them with the right to, among other things, require the Group to post additional collateral, enhance equity and liquidity, increase interest payments, pay down indebtedness to a level where the Group is in compliance with loan covenants, sell vessels in the fleet, reclassify indebtedness as current liabilities and accelerate indebtedness and foreclose liens on the vessels and the other assets securing the credit facilities, which would impair the Group's ability to continue to conduct business.

Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under the respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.

As of December 31, 2020, December 31, 2019 and December 31, 2018, the Group was in compliance with all of the covenants contained in the debt agreements. With respect to the quantitative covenants as of December 31, 2020, as described above:
1.current assets on a consolidated basis (including available credit lines of $840.4 million) exceeded current liabilities by $1,088.7 million
2.aggregated cash was $1,101.9 million
3.cash was $161.5 million
4.ratio of Stockholders' Equity to Total Assets was 62.7%
The Company updated the guidance to its dividend policy and will target each quarter, applicable as of the first quarter 2020, to return 80% of the net income (including the fixed element of $3 cents per quarter) to shareholders. This return to shareholders will primarily be in the form of a cash dividend and the Company will always look at share buyback as an alternative if it believes more value can be created for shareholders.
The calculation does not include capital gains (reserved for fleet renewal) but include capital losses and the policy is at all times subject to freight market outlook, company balance sheet and cyclicality along with other factors and regulatory requirements.

As part of its capital allocation strategy, Euronav has the option of buying its own shares back should the Supervisory Board and Management Board believe that there is a substantial value disconnect between the share price and the real value of the Company. This return of capital is in addition to the fixed dividend of $0.12 per share paid each year. On December 31, 2020, the Company had purchased 13,400,516 of its own shares on Euronext Brussels. Following these transactions, the Company owned 18,346,732 own shares (8.34% of the total outstanding shares) at year-end.

Commodity risk
The Group has been purchasing compliant bunker fuel for the future consumption by its vessels. In order to fix the price of the fuel bought the company has used swaps and futures to hedge the risk between decision of buying the fuel and receiving and paying the cargo. These swaps and futures were designated as cash flow hedges of the variability in the price of bunker between the order date and the fixing date. At year-end, all fuel was received. The Group remain exposed to the risk of decrease in bunker fuel on the spot market.

Consequences and impact of the COVID-19 pandemic
The COVID-19 outbreak has impacted many countries around the world, and disrupted the lives of many millions of people. The Company has been taking the risks associated with the outbreak extremely seriously, and the safety and wellbeing of its employees is of paramount importance.

In that respect, the biggest operational challenge was to conduct crew changes. Apart from serious humanitarian and crew welfare concerns, there is an increasing risk that fatigue will lead to serious maritime accidents. As well as restrictions placed on the movement of seafarers by national and local authorities, there is also the problem of the continued suspension of the majority of flights between major crew change ports and the home country of the Company’s crew. In order to resolve the difficult situation, the Company decided to accommodate deviations by ships to facilitate crew changes, resulting in an extra cost ($1.8 million) and less revenues because of off hire ($4.2 million).

Going forward, it remains difficult to estimate the future impact of the pandemic on the economies where we are active, and hence the impact these factors might have on the financial results.
In general terms, the market will become more challenging as demand for crude oil is negatively impacted by the COVID-19 pandemic. This decrease in demand combined with the gradual release of vessels that were used as storage may distort the supply-demand balance and thus the freight market. However, these negative consequences could very well be offset by continuing logistical delays of ships in ports, increased level of recycling, reduced ordering of newbuild vessels and increased crude oil production, partially neutralizing the COVID-19 impact to a certain extent. In view of these different dynamics which the company does not control, the longer term global macro-economic impact on the Company’s results related to the COVID-19 outbreak remains difficult to accurately quantify. Any forward-looking statements should be regarded with caution because of the inherent uncertainties in economic trends and business risks related to the current COVID-19 outbreak.